Exhibit 1.1


                      IRVINE APARTMENT COMMUNITIES, L.P.

                            UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS
                               (DEBT SECURITIES)




                                                                 _______, 199_


               From time to time, Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Operating Partnership"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

               The Operating Partnership has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Debt Securities, and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means such post-effective amendment to the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic
Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Operating Partnership with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owns a general partnership interest in the Operating Partnership and is its sole managing general partner. The Operating Partnership owns and operates multifamily apartment communities (the "Properties"). The Operating Partnership holds general and limited partnership interests in a partnership (the "Property Partnership") which owns one of the Properties. The Company, the Operating Partnership and the Property Partnership are herein collectively referred to as the REIT Entities and all references to properties or assets of the REIT Entities include, without limitation, the Properties, unless otherwise noted.

               The term "Contract Securities" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Operating Partnership may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

           1. Representations and Warranties. Each of the Company and the Operating Partnership, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:

           (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

           (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

           (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the REIT Entities, taken as a whole. Other than the Operating Partnership, the Company has no "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X promulgated by the Commission ("Significant Subsidiaries").

           (d) Each of the Operating Partnership and the Property Partnership have been duly formed, is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the REIT Entities, taken as a whole.

           (e) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

           (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Operating Partnership and is a valid and binding agreement of the Operating Partnership, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

           (g) If applicable, the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Operating Partnership and are valid and binding agreements of the Operating Partnership, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

           (h) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of any applicable Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Operating Partnership, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

           (i) The execution and delivery by the Company and the Operating Partnership of, and the performance by them of their obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts, as applicable, will not contravene any provision of applicable law or the charter or by-laws of the Company, the certificate of limited partnership or partnership agreement of the Operating Partnership, as amended or restated, (the "OP Partnership Agreement"), the certificate of limited partnership or partnership agreement of the Property Partnership (the "Property Partnership Agreement") or any agreement or other instrument binding upon the REIT Entities that is material to the REIT Entities, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the REIT Entities, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Operating Partnership of their obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contracts, as applicable, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

           (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the REIT Entities, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

           (k) There are no legal or governmental proceedings pending or threatened to which any of the REIT Entities is a party or to which any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

           (l) Each preliminary prospectus filed as part of the post-effective amendment to the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

           (m) The Properties are, to the best knowledge of the REIT Entities, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), and the REIT Entities and the Company
(i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(ii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole.

           (n) To the best of the knowledge of the Company and the Operating Partnership, there are no costs and liabilities associated with Environmental Laws except as disclosed in the Registration Statement, which would, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole.

           (o) The Operating Partnership has (whether directly or indirectly through the ownership of the Property Partnership) good title in fee simple to the Properties and good title to all personal property owned as is material to the business of the REIT Entities, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or in title policies held by the Operating Partnership or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the REIT Entities, (i) any real property held under lease by any REIT Entity is held by it under valid, subsisting, enforceable leases, and no default by any REIT Entity has occurred and is continuing thereunder, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property by any REIT Entity, (ii) the operation of the buildings, fixtures and other improvements located on the Properties as presently conducted is not in violation of any applicable building code, zoning ordinance or other law or regulation, except where such violation of any applicable building code, zoning ordinance or other law or regulation would not, singly or in the aggregate, have a material adverse effect on the REIT Entities, taken as a whole, (iii) neither the Company nor the Operating Partnership has received notice of any proposed special assessment or any proposed material change in any property tax, zoning or land use laws or availability of water for irrigation affecting all or any portion of the Properties, (iv) there do not exist any material violations of any declaration of covenants, conditions and restrictions (the "CC&R's") with respect to any of the Properties, nor is there any existing state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation and (v) the improvements comprising any portion of the Properties (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects and the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas and air conditioning servicing the Improvements) are in good condition and proper working order and are free of material defects.

           (p) The REIT Entities have and will maintain liability, property, casualty and other insurance policies, with respect to each of the Properties, insuring them against the risks of loss arising out of or related to their businesses, in an amount and on such terms as is adequate and appropriate for such businesses.

           (q) All of the partnership interests of the Operating Partnership ("OP Units") have been validly issued and are validly owned, directly or indirectly, in the percentage amounts set forth in the Prospectus by the Company and The Irvine Company, in the case of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (each of the foregoing a "Lien"). The Company is the sole general partner of the Operating Partnership.

           (r) All of the partnership interests of the Property Partnership have been validly issued and are owned of record by the Operating Partnership and a third party, in the case of the Operating Partnership, free and clear of all liens.

           2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Operating Partnership hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Operating Partnership of the types set forth in the Prospectus. On the Closing Date, the Operating Partnership will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

               If the Operating Partnership executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Operating Partnership; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

            3. Terms of Public Offering. The Operating Partnership is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

            4. Payment and Delivery. Except as otherwise provided in this Section, payment for the Underwriters' Securities shall be made by a wire transfer to the Operating Partnership in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

            5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:

           (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

           (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Operating Partnership's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the REIT Entities, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

           (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, in its individual capacity and in its capacity as general partner of the Operating Partnership, to the effect set forth in clause 5(a)(i) and to the effect that the representations and warranties of the Company and the Operating Partnership contained in this Agreement are true and correct as of the Closing Date and that the Company and the Operating Partnership have each complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

           (c) The Underwriters shall have received on the Closing Date an opinion of Piper & Marbury L.L.P., Maryland counsel for the Company and the Operating Partnership, or other counsel for the Company and the Operating Partnership, dated the Closing Date, to the effect that:

           (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

          (ii) this Agreement has been duly authorized, executed and delivered by the Company in its individual capacity and in its capacity as general partner of the Operating Partnership;

         (iii) the Indenture has been duly authorized, executed and delivered by the Company in its capacity as general partner of the Operating Partnership;

          (iv) if applicable, the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company in its capacity as general partner of the Operating Partnership;

           (v) the Offered Securities have been duly authorized by the Company in its capacity as general partner of the Operating Partnership; and

          (vi) the execution and delivery by the Company, in its individual capacity and in its capacity as general partner of the Operating Partnership, and the performance by the Company or the Operating Partnership of their respective obligations under, this Agreement, the Indenture, the Offered Securiites and the Delayed Delivery Contracts, as applicable, will not contravene any provision of applicable law or the charter or by-laws of the Company and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the State of Maryland is required for the performance by the Company or the Operating Partnership of their respective obligations under this Agreement, the Indenture, the Offered Securities, the Delayed Delivery Contracts, as applicable (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion).

               In rendering the foregoing opinions, Piper & Marbury, L.L.P. or other counsel for the Company and the Operating Partnership may state that their opinion relates only to the laws of the State of Maryland.

           (d) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Company and the Operating Partnership, or other counsel for the Company and the Operating Partnership, dated the Closing Date, to the effect that:

                (i) based solely on certificates of public officials, such counsel confirms that the Company is qualified to do business in the State of California. To the best of such counsel's knowledge, other than the Operating Partnership, the Company has no Significant Subsidiaries;

               (ii) the Operating Partnership has been duly formed, is validly existing as a limited partnership in good standing under the laws of the State of Delaware and has the power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus. Based solely on certificates of public officials, such counsel confirms that the Operating Partnership is qualified to do business in the State of California;

              (iii) assuming due authorization, execution and delivery of this Agreement by the Company in its capacity as general partner of the Operating Partnership, this Agreement has been duly authorized, executed and delivered by the Operating Partnership;

               (iv) the Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Company in its capacity as general partner of the Operating Partnership, is a valid and binding agreement of the Operating Partnership, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                (v) if applicable, assuming due authorization, execution and delivery by the Company in its capacity as general partner of the Operating Partnership, the Delayed Delivery Contracts are valid and binding agreements of the Operating Partnership, enforceable in accordance with their respective terms except as
           (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

               (vi) assuming due authorization by the Company in its capacity as general partner of the Operating Partnership, the Offered Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, if applicable, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Operating Partnership, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

              (vii) assuming due authorization, execution and delivery by the Company in its capacity as general partner of the Operating Partnership, the execution and delivery by the Operating Partnership of, and the performance by the Operating Partnership of its obligations under, this Agreement, the Indenture, the Offered Securities and the Delayed Delivery Contracts, as applicable, will not contravene the certificate of limited partnership of the Operating Partnership, the OP Partnership Agreement, the Miscellaneous Rights Agreement (as defined in the Prospectus) or any agreement or other instrument binding upon any of the REIT Entities that is material to the REIT Entities, taken as a whole, or any judgment or decree of any governmental body, agency or court having jurisdiction over any of the REIT Entities (it being understood that such counsel expresses no opinion as to any judgment or decree of the United States Department of Housing and Urban Development ("HUD")), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency (it being understood that such counsel expresses no opinion as to any consent, approval, authorization or order of, or qualification with, HUD) is required for the performance by the Operating Partnership of its obligations under this Agreement, the Indenture, the Offered Securities or the Delayed Delivery Contract, as applicable, except such as may be required by the securities, Blue Sky or real estate syndication laws of the various states in connection with the offer and sale of the Offered Securities, provided that in giving this opinion as to any agreement or other instrument binding upon any of the REIT Entities, such counsel may rely without independent investigation upon an opinion of counsel for the Company and the Operating Partnership;

             (viii) the statements (A) in the Prospectus under the captions "Description of Debt Securities" and "Plan of Distribution";
           (B) in the Registration Statement under Item 15, (C) in "Item 8 -- Legal Proceedings" of the Operating Partnership's registration statement on Form 10 incorporated by reference in the Registration Statement, (D) in "Item 3 - Legal Proceedings" of the Operating Partnership's most recent annual report on Form 10-K, if any, incorporated by reference in the Prospectus and
           (E) in "Item 1 - Legal Proceedings" of Part II of the Operating Partnership's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (ix) such counsel does not know of any legal or governmental proceedings pending or threatened to which any of the REIT Entities or any of the Properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required; and

                (x) such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial statements and schedules as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering the foregoing opinions, Davis Polk & Wardwell or other counsel for the Company and the Operating Partnership may state that (i) they have relied as to factual matters on certificates of one or more officers of the Company and (ii) their opinion relates only to the federal laws of the United States, the laws of the State of New York and the Revised Uniform Limited Partnership Act of the State of Delaware.

           (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Company and the Operating Partnership, to the effect that such counsel confirms, as of the Closing Date, the opinions set forth under the heading "Federal Income Tax Considerations" in the Prospectus.

           (f) The Underwriters shall have received on the Closing Date an opinion of , special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs 5(d)(iii), 5(d)(iv), 5(d)(v), 5(d)(vi) and 5(d)(viii) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution") and clauses 5(d)(x)(B), 5(d)(x)(C) and 5(d)(x)(D).

               With respect to subparagraph 5(d)(x) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to clauses 5(d)(x)(B), 5(d)(x)(C) and 5(d)(x)(D), ___________ may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

               The opinions of Piper & Marbury L.L.P. or other counsel for the Company and the Operating Partnership described in paragraph 5(c) and of Davis Polk & Wardwell or other counsel for the Company and the Operating Partnership described in paragraph 5(d) above each shall be rendered to the Underwriters at the request of the Company and the Operating Partnership and shall so state therein.

           (g) The Underwriters shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, from the Operating Partnership's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

            6. Covenants of the Operating Partnership. In further consideration of the agreements of the Underwriters herein contained, the Company and the Operating Partnership covenant as follows:

           (a) To furnish the Manager, without charge, 3 signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph 6(c), as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

           (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

           (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Operating Partnership) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law; it being understood that, in the case of any amendment to the Prospectus by means of the filing of the Operating Partnership's quarterly or annual reports under the Exchange Act, the Underwriters and their counsel will be furnished copies promptly after the filing thereof.

           (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

           (e) To make generally available to the Operating Partnership's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Operating Partnership's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

           (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Operating Partnership substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

           (g) To pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Offered Securities; (iii) the fees and disbursements of the Company's and the Operating Partnership's counsel and accountants and of the Trustee and its counsel; (iv) the qualification of the Offered Securities under state securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda; (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of any preliminary prospectus and the Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda; (vii) any fees charged by rating agencies for the rating of the Offered Securities; (viii) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection with the Offered Securities; (ix) any expenses incurred by the Operating Partnership or the Company in connection with a "road show" presentation to potential investors.

            7. Indemnification and Contribution. (a) The Company and the Operating Partnership agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Operating Partnership shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Manager expressly for use therein.

           (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Operating Partnership, the Company's directors, its officers who sign the Registration Statement and each person, if any, who controls the Company and the Operating Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Operating Partnership to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

           (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph 7(a) or 7(b) such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph 7(a), and by the Company and the Operating Partnership, in the case of parties indemnified pursuant to paragraph 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

           (d) If the indemnification provided for in paragraph 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the Operating Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

           (e) The Operating Partnership and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

           (f)  The indemnity and contribution provisions contained in this
Section 7 and the representations, warranties and other statements of the Company and the Operating Partnership contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company or the Operating Partnership, its officers or directors or any person controlling the Company or the Operating Partnership and (iii) acceptance of and payment for any of the Offered Securities.

            8. Termination. This Agreement shall be subject to termination by notice given by the Manager to the Operating Partnership, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

            9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Operating Partnership for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Operating Partnership. In any such case either the Manager or the Operating Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Operating Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Operating Partnership shall be unable to perform its obligations under this Agreement, the Operating Partnership will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

           10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

           12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.







                                    UNDERWRITING AGREEMENT




                                                               _________, 199_










IRVINE APARTMENT COMMUNITIES, L.P.
550 Newport Center Drive
Suite 300
Newport Beach, California 92660

Dear Sirs and Mesdames:

               We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Operating Partnership"), proposes to issue and sell [Currency and Principal Amount] aggregate initial offering price of [Full title of Debt Securities] (the "Debt Securities") (The Debt Securities are also referred to herein as the "Offered Securities.") The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of _______________, 199_ (the "Indenture") between the Operating Partnership and [NAME OF TRUSTEE], as Trustee (the "Trustee").

               Subject to the terms and conditions set forth or incorporated by reference herein, the Operating Partnership hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Operating Partnership the respective principal amounts of Debt Securities set forth below opposite their names at a purchase price of ____% of the principal amount of Debt Securities [, plus accrued interest, if any, from [Date of Offered Securities] to the date of payment and delivery](1):


                                       Principal Amount
                                              of
    Name                               Debt Securities
    ----                               ----------------












            Total.................


               [The principal amount of Debt Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities sold pursuant to delayed delivery contracts.](2)

               The Underwriters will pay for the Offered Securities [(less any Offered Securities sold pursuant to delayed delivery contracts)] upon delivery thereof at [office] at ______ a.m. (New York time) on ___________, 199_, or at such other time, not later than 5:00 p.m. (New York time) on __________, 199_, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.(3)

----------
(1) To be added only if the transaction does not close "flat" (i.e., when the purchaser pays accrued interest on the debt security at closing). Unless otherwise provided in the Debt Securities, accrued interest, if any, will be computed on the basis of a 360-day year of twelve 30-day months.
(2) To be added only if delayed delivery contracts are contemplated.
(3) This paragraph would have to be modified for any Offered Securities that are to be issued in bearer form.

               The Offered Securities shall have the terms set forth in the Prospectus dated ___________, 199_, and the Prospectus Supplement dated ____________, 199_, including the following:

Terms of Debt Securities

            Maturity Date:

            Interest Rate:

            Redemption Provisions:

            Interest Payment Dates:  ____________ __ and
                                     ____________ __ commencing
                                     ____________ __, ____
                                      [(Interest accrues from
                                     ____________ __, ____)](4)

            Form and Denomination:

            [Other Terms:]

               [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ___% of the principal amount of the Debt Securities so purchased.](5)

----------
(4)To be added only if the transaction does not close flat.
(5)To be added only if delayed delivery contracts are contemplated.

               All provisions contained in the document entitled Irvine Apartment Communities, L.P. Underwriting Agreement Standard Provisions (Debt Securities) dated _______, 199_, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

               Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                    Very truly yours,


                                    Acting severally on behalf of themselves and the several Underwriters named herein

                                    By:

                                           By:
                                               ---------------------------
                                               Name:
                                               Title:


Accepted:


IRVINE APARTMENT COMMUNITIES, L.P.
By:  Irvine Apartment Communities, Inc.,
       its General Partner


By:
     ------------------------
     Name:
     Title:


                                                                    Schedule I





                         DELAYED DELIVERY CONTRACT

                                                                ________, 199_

Dear Sirs and Mesdames:

               The undersigned hereby agrees to purchase from Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Operating Partnership"), and the Operating Partnership agrees to sell to the undersigned the Operating Partnership's securities described in Schedule A annexed hereto (the "Securities"), offered by the Operating Partnership's Prospectus dated __________________, 19__ and Prospectus Supplement dated ________________,
19__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

               The undersigned will purchase from the Operating Partnership Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

               Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Operating Partnership or its order by wire transfer in immediately available funds at the office of ___________________________, New York, N.Y., at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Operating Partnership not less than five full business days prior to the Delivery Date.

               The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Operating Partnership shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Operating Partnership will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Operating Partnership delivered to the Underwriters in connection therewith.

               Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

               This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

               If this Agreement is acceptable to the Operating Partnership, it is requested that the Operating Partnership sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Operating Partnership and the undersigned when such counterpart is so mailed or delivered.

               This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    Yours very truly,



                                    _________________________
                                           (Purchaser)

                                    By ______________________




                                    _________________________
                                             (Title)



                                    _________________________
                                            (Address)


Accepted:

IRVINE APARTMENT COMMUNITIES, L.P.


By ___________________



             PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING


            The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                                Telephone No.
         Name               (Including Area Code)           Department
         ----               ---------------------           ----------
 ____________________       _____________________      ____________________



                                SCHEDULE A




Securities:








Number to be Purchased:








Purchase Price:








Delivery: